UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)


               Israel               000-29871                   N/A
         ------------------         ----------                  ---
(State or other jurisdiction       (Commission      (IRS Employer Identification
       of incorporation)          File Number)                    No.)

                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)

                               011-972-3-645-5220
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On February 2, 2005, the registrant reported its results of operations for the three and twelve month periods ended December 31, 2005. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1 to this report.

         The information contained herein and in the accompanying exhibit shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, or incorporated by reference into any filing of the Company unless the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits

         Exhibit 99.1 Press Release dated February 2, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 2, 2005                      RADVISION LTD.
                                            (Registrant)



                                    By: /s/Arnold Taragin
                                        -----------------
                                           Arnold Taragin
                                    Corporate Vice President and General Counsel